UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 21, 2014

SCIENTIFIC GAMES CORPORATION

(Exact name of registrant as specified in its charter)

0-13063

(Commission File Number)

Delaware	81-0422894
(State or other Jurisdiction of Incorporation)	(IRS. Employer Identification No.)

750 Lexington Avenue, 25th Floor, New York, New York 10022

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (212) 754-2233

Not applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

On November 21, 2014, Scientific Games Corporation (“Scientific Games”) announced that it had completed the acquisition of Bally Technologies, Inc. (“Bally”).  Pursuant to the terms of the previously announced Agreement and Plan of Merger, dated as of August 1, 2014 (the “Merger Agreement”), by and among Scientific Games, Scientific Games Nevada, Inc. (“Merger Sub”), Scientific Games International, Inc. (“Financing Sub”) and Bally, Merger Sub merged with and into Bally, with Bally continuing as the surviving corporation (the “Merger”).  As a result of the Merger, Bally became a wholly owned subsidiary of Scientific Games.

Scientific Games used the net proceeds from the Notes offerings described below, cash and borrowings under its revolving credit facility and an incremental term loan under the credit agreement, dated as of October 18, 2013, as amended by Amendment No. 1 to the Credit Agreement, dated as of October 1, 2014 (as amended, the “Credit Agreement”), by and among Financing Sub, as borrower, Scientific Games, as a guarantor, the subsidiary guarantors party thereto, Bank of America, N.A., as administrative agent, and the lenders and other agents from time to time party thereto, to finance the Merger.

Item 1.01.  Entry into a Material Definitive Agreement.

Issuance of Senior Notes

In connection with the Merger, on November 21, 2014, SGMS Escrow Corp., a wholly owned subsidiary of Financing Sub (“Escrow Corp.”), issued $950.0 million in aggregate principal amount of its 7.00% Senior Secured Notes due 2022 (the “Secured Notes”) and $2,200.0 million in aggregate principal amount of its 10.00% Senior Unsecured Notes due 2022 (the “Unsecured Notes” and, together with the Secured Notes, the “Notes”) in a private offering to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to persons outside the United States under Regulation S under the Securities Act.  The Secured Notes were issued pursuant to an indenture dated as of November 21, 2014 (the “Secured Notes Indenture”), between Escrow Corp., as issuer, and Deutsche Bank Trust Company Americas, as collateral agent and trustee.  The Unsecured Notes were issued pursuant to an indenture dated as of November 21, 2014 (the “Unsecured Notes Indenture” and, together with the Secured Notes Indenture, the “Indentures”), between Escrow Corp., as issuer, and Deutsche Bank Trust Company Americas, as trustee.  Promptly following consummation of the Merger, Escrow Corp. merged with and into Financing Sub, with Financing Sub continuing as the surviving corporation, and Financing Sub assumed the obligations of Escrow Corp. under the Notes and the Indentures pursuant to supplemental indentures to the Indentures entered into on November 21, 2014 by and among Financing Sub, Scientific Games as a guarantor, the subsidiary guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee (the “Supplemental Indentures”).

The Secured Notes bear interest at the rate of 7.00% per annum, which accrues from November 21, 2014 and is payable semiannually in arrears on January 1 and July 1 of each year, beginning on July 1, 2015.  The Unsecured Notes bear interest at the rate of 10.00% per annum, which accrues from November 21, 2014 and is payable semiannually in arrears on June 1 and December 1 of each of year, beginning on June 1, 2015.

Financing Sub may redeem some or all of the Secured Notes at any time prior to January 1, 2018, at a redemption price equal to 100% of the principal amount of the Secured Notes plus accrued and unpaid interest, if any, to the date of redemption plus a “make whole” premium. Financing Sub may redeem some or all of the Secured Notes at any time on or after January 1, 2018 at the prices specified in the Indenture. In addition, at any time on or prior to January 1, 2018, Financing Sub may redeem up to 35% of the initially outstanding aggregate principal amount of the Secured Notes at a redemption price of 107%

of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of redemption, with the net cash proceeds from one or more equity offerings of Scientific Games.  Financing Sub may redeem some or all of the Unsecured Notes at any time prior to December 1, 2018, at a redemption price equal to 100% of the principal amount of the Unsecured Notes plus accrued and unpaid interest, if any, to the date of redemption plus a “make whole” premium. Financing Sub may redeem some or all of the Unsecured Notes at any time on or after December 1, 2018 at the prices specified in the Indenture. In addition, at any time on or prior to December 1, 2018, Financing Sub may redeem up to 35% of the initially outstanding aggregate principal amount of the Unsecured Notes at a redemption price of 110% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of redemption, with the net cash proceeds from one or more equity offerings of Scientific Games.  Additionally, if a holder of any Notes is required to be licensed, qualified or found suitable under any applicable gaming laws or regulations and that holder does not become so licensed or qualified or is not found to be suitable, then Financing Sub will have the right to, subject to certain notice provisions set forth in the Indentures, (1) require that holder dispose of all or a portion of those Notes or (2) redeem the Notes of such holder at a redemption price calculated as set forth in the Indentures. If Scientific Games or Financing Sub experiences specific kinds of changes in control or Scientific Games or any of its restricted subsidiaries sells certain of its assets, then Financing Sub must offer to repurchase the Notes on the terms set forth in the Indentures.

The Secured Notes are senior secured obligations of Financing Sub, equally and ratably secured with Financing Sub’s obligations under the Credit Agreement.  The Secured Notes rank equally with Financing Sub’s existing and future senior debt and senior to Financing Sub’s existing and future senior subordinated debt.  The Unsecured Notes are senior unsecured obligations of Financing Sub, and rank equally with Financing Sub’s existing and future senior debt and senior to Financing Sub’s existing and future senior subordinated debt.  The Secured Notes are guaranteed on a senior secured basis by Scientific Games and all of its domestic subsidiaries (other than Financing Sub) and the Unsecured Notes are guaranteed on a senior unsecured basis by Scientific Games and all of its domestic subsidiaries (other than Financing Sub).

The Indentures contain certain covenants that, among other things, limit Scientific Games’ ability, and the ability of certain of its subsidiaries, to incur additional indebtedness, pay dividends or make distributions or certain other restricted payments, purchase or redeem capital stock, make investments or extend credit, engage in certain transactions with affiliates, consummate certain assets sales, effect a consolidation or merger, or sell, transfer, lease or otherwise dispose of all or substantially all of its assets, or create certain liens and other encumbrances on its assets.

The Indentures contain events of default customary for agreements of their type (with customary grace periods, as applicable) and provide that, upon the occurrence of an event of default arising from certain events of bankruptcy or insolvency with respect to Scientific Games or Financing Sub, all outstanding Notes will become due and payable immediately without further action or notice. If any other type of event of default occurs and is continuing, then the trustee or the holders of at least 25% in principal amount of the then outstanding Secured Notes or Unsecured Notes, as applicable, may declare all such Notes to be due and payable immediately.

Registration Rights Agreement

In connection with the issuance of the Unsecured Notes, Escrow Corp. (and, by a joinder agreement, Financing Sub, Scientific Games, as a guarantor and the subsidiary guarantors party thereto) and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Deutsche Bank Securities Inc., as representatives for the initial purchasers listed therein, entered into a registration rights agreement, dated November 21, 2014 (the “Registration Rights Agreement”). Under the Registration Rights Agreement, Financing Sub and the guarantors agreed, for the benefit of the holders of the Unsecured Notes, that they will file with the Securities and Exchange Commission (the “SEC”) and use their commercially reasonable efforts to cause to become effective, a registration statement relating to an offer to exchange the Unsecured Notes for an issue of SEC-registered notes (the “Exchange Notes”) with terms identical to the Unsecured Notes (except that the Exchange Notes will not be subject to restrictions on transfer or to any increase in annual interest rate as described below).

Under certain circumstances, including if applicable interpretations of the staff of the SEC do not permit Financing Sub to effect the exchange offer, Financing Sub and the guarantors will use their commercially reasonable efforts to cause to become effective a shelf registration statement relating to resales of the Unsecured Notes and to keep that shelf registration statement effective until the first anniversary of the date such shelf registration statement becomes effective, or such shorter period that will terminate when all Unsecured Notes covered by the shelf registration statement have been sold. The obligation to complete the exchange offer and/or file a shelf registration statement will terminate on the second anniversary of the date of the Registration Rights Agreement.

If the exchange offer is not completed (or, if required, the shelf registration statement is not declared effective) on or before February 12, 2016 (subject to the right of Scientific Games to extend such date by up to 90 additional days under customary “blackout” provisions if Scientific Games determines in good faith that it is in possession of material, non-public information), the annual interest rate borne by the Unsecured Notes will be increased by 0.25% per annum for the first 90-day period immediately following such date and by an additional 0.25% per annum with respect to each subsequent 90-day period, up to a maximum additional rate of 1.00% per annum thereafter until the exchange offer is completed, the shelf registration statement is declared effective or the obligation to complete the exchange offer and/or file the shelf registration statement terminates, at which time the interest rate will revert to the original interest rate on the date the Unsecured Notes were originally issued.

J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Deutsche Bank Securities Inc., as representatives of the initial purchasers of the Notes, are party to the Registration Rights Agreement.  J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc. and certain of the other initial purchasers (and/or their respective affiliates) have relationships with, or have entered into other transactions with, Scientific Games. In particular, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., Fifth Third Securities Inc., HSBC Securities (USA) Inc. and PNC Capital Markets LLC and/or their respective affiliates are lenders under the Credit Agreement.  Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Deutsche Bank Securities Inc. and/or their respective affiliates acted as financial advisors to Scientific Games in connection with the Merger.

Collateral Agreement

In connection with the Secured Notes, Financing Sub, Scientific Games, as a guarantor, the subsidiary guarantors and Deutsche Bank Trust Company Americas, as collateral agent (the “Collateral Agent”), entered into a Collateral Agreement, dated as of November 21, 2014, pursuant to which Financing Sub, Scientific Games, as a guarantor, and the subsidiary guarantors granted a security interest in the Collateral (as defined in the Collateral Agreement) to the Collateral Agent as collateral for the Secured Notes.

Subordinated Notes Supplemental Indentures

In connection with the Merger, on November 21, 2014, Scientific Games or Financing Sub (as applicable as set forth below), the guarantors party to each of the 2018 Indenture, the 2020 Indenture and the 2021 Indenture (in each case, as defined below and, collectively, the “Subordinated Notes Indentures”), Bally and certain subsidiaries of Bally (the “Additional Guarantors”) and Deutsche Bank Trust Company Americas, as successor trustee, entered into the supplemental indentures listed below (in each case dated as of November 21, 2014 and, collectively, the “Subordinated Notes Supplemental Indentures”) pursuant to which the Additional Guarantors agreed to fully and unconditionally guarantee all of Scientific Games’ or Financing Sub’s obligations, as applicable, under the Subordinated Notes Indentures.

•                  Scientific Games entered into a supplemental indenture to the indenture dated as of September 22, 2010 among Scientific Games, the guarantors referred to therein and Deutsche Bank Trust

Company Americas, relating to Scientific Games’ 8.125% Senior Subordinated Notes due 2018 (the “2018 Indenture”).

•                  Financing Sub entered into a supplemental indenture to the indenture dated as of August 20, 2012 among Financing Sub, the guarantors referred to therein and Deutsche Bank Company Americas, relating to Financing Sub’s 6.250% Senior Subordinated Notes due 2020 (the “2020 Indenture”).

•                  Financing Sub entered into a supplemental indenture to the indenture dated as of June 4, 2014 among Financing Sub, the guarantors referred to therein and Deutsche Bank Trust Company Americas, relating to Financing Sub’s 6.625% Senior Subordinated Notes due 2021 (the “2021 Indenture”).

The foregoing descriptions of the Indentures and the Supplemental Indentures thereto, the Registration Rights Agreement, the Collateral Agreement and the Subordinated Notes Supplemental Indentures do not purport to be complete and are qualified in their entirety by the full text of these agreements, copies of which are attached hereto as Exhibits 4.1—4.8 and 10.1, all of which are incorporated herein by reference.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On November 21, 2014, pursuant to the terms of the Merger Agreement, Scientific Games completed the acquisition of Bally through the merger of Merger Sub with and into Bally, with Bally continuing as the surviving corporation. As a result of the Merger, Bally became a wholly owned subsidiary of Scientific Games.  At the effective time of the Merger, each share of common stock, par value $0.10 per share, of Bally (“Share”) issued and outstanding immediately prior to such time, other than restricted Shares and Shares held by Bally, Scientific Games, Merger Sub or their respective subsidiaries, was automatically cancelled and converted into the right to receive $83.30 in cash, without interest (the “Merger Consideration”). At the effective time of the Merger, each outstanding Bally stock option granted, or that was promised but not granted, prior to August 1, 2014 was cancelled in exchange for the right to receive a cash payment equal to the number of Shares subject to such option multiplied by the excess of the Merger Consideration over the exercise price, if any (the “Option Payment”).  At the effective time of the Merger, each outstanding Bally restricted Share granted, or that was promised but not granted, prior to August 1, 2014 was cancelled in exchange for the right to receive the Merger Consideration (the “Restricted Shares Payment”). At the effective time of the Merger, each outstanding Bally restricted stock unit award (“RSU”) granted, or that was promised but not granted, prior to August 1, 2014, whether vested or unvested, was cancelled in exchange for the right to receive the Merger Consideration multiplied by the number of Shares subject to such RSU (the “RSU Payment”), and each RSU granted by Bally following August 1, 2014 in accordance with the Merger Agreement was converted into an equivalent RSU of Scientific Games using a customary exchange ratio of Bally’s stock price to Scientific Games’ stock price on November 21, 2014.  As of the effective time of the Merger, each outstanding award of Bally performance units was cancelled in exchange for the right to receive a cash payment equal to the number of Shares subject to such performance unit (assuming achievement of the applicable performance-based conditions at the maximum level) multiplied by the Merger Consideration (the “Performance Unit Payment”). The Merger Consideration, the Option Payment, the Restricted Shares Payment, the RSU Payment and the Performance Unit Payment totaled approximately $3.2 billion.

The foregoing description does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which was filed as Exhibit 2.1 to Scientific Games’ Current Report on Form 8-K filed with the SEC on August 4, 2014, and which is incorporated herein by reference.

The Merger Agreement was filed to provide investors with information regarding its terms and is not intended to provide any factual information about Scientific Games, Merger Sub, Financing Sub, Bally or any of their respective subsidiaries or affiliates. Such information can be found in the public filings that Scientific Games or Bally, as applicable, files with the SEC.  The representations, warranties and covenants contained in the Merger Agreement were made solely for the purposes of the Merger Agreement and are as of specific dates and solely for the benefit of the parties to the Merger Agreement and:

•                  are not intended as statements of fact, but rather as a way of allocating the risk among the parties in the event the statements therein prove to be inaccurate;

•                  have been modified or qualified by certain confidential disclosures that were made among the parties in connection with the negotiation of the Merger Agreement, which disclosures are not reflected in the Merger Agreement itself;

•                  may no longer be true as of a given date;

•                  may be subject to a contractual standard of materiality in a way that is different from that generally applicable to investors or other stockholders and reports and documents filed with the SEC; and

•                  may be subject in some cases to other exceptions and qualifications (including exceptions that do not result in, and would not reasonably be expected to have, a material adverse effect on the applicable party).

Accordingly, investors should not rely on the representations, warranties or covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Scientific Games, Merger Sub, Financing Sub, Bally or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change, or may have changed, after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Scientific Games’ or Bally’s public disclosures. Accordingly, the representations and warranties and other provisions of the Merger Agreement or any description of such provisions should not be read alone, but instead should be read together with the information that each company publicly files in reports and statements with the SEC.

Item 2.03  Creation of a Direct Financing Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, on November 21, 2014, Derik Mooberry was named Group Chief Executive, Gaming, of Scientific Games, succeeding William J. Huntley, who will be retiring from Scientific Games effective December 31, 2014. We expect to enter into a separation agreement with Mr. Huntley, pursuant to which, following his separation date, Mr. Huntley will receive $1,014,968.00 in severance payments (representing his base salary plus a “severance bonus amount,” as contemplated by his employment agreement) payable over 12 months. The separation agreement will also provide that (i) 50,000 unvested sign-on stock options granted to Mr. Huntley in January 2011 will be accelerated and become exercisable on his separation date and all vested sign-on stock options will remain exercisable until March 31, 2016, (ii) any unvested stock options or RSUs granted to Mr. Huntley between January 1, 2011 and December 31, 2012 will continue to vest until December 31, 2015 at which time the vesting of fifty percent (50%) of any remaining unvested stock options or RSUs will be accelerated and all such vested stock options will remain exercisable until March 31, 2016, and (iii) any unvested stock options or RSUs granted to Mr. Huntley on or after January 1, 2013 will continue to vest in accordance with their original vesting schedules and any such stock options may be exercised until the scheduled expiration date of such stock options. In addition, Mr. Huntley will receive payment of COBRA premiums for 12 months following his separation date if Mr. Huntley elects to continue medical coverage under Scientific Games’ group health plan in accordance with COBRA. Mr. Huntley’s separation agreement is also expected to contain, among other things, covenants imposing on him certain obligations with respect to confidentiality and proprietary information, and restricting his ability to engage in certain activities in competition with Scientific Games for a period of 18 months after his separation date.

Item 8.01.  Other Events.

On November 21, 2014, Scientific Games issued a press release announcing the completion of the Merger.  A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

On November 21, 2014, in connection with the consummation of the Merger, Financing Sub assumed the term loans incurred by Escrow Corp. in October 2014 pursuant to that certain escrow credit agreement and such term loans became incremental term loans under the Credit Agreement. See the full text of Amendment No. 1 to Credit Agreement and the escrow credit agreement, copies of which were filed as Exhibits 10.1 and 10.2, respectively, to Scientific Games’ Current Report on Form 8-K filed with the SEC on October 7, 2014.

Item 9.01.  Financial Statements and Exhibits.

(a)                                 Financial statements of businesses acquired.

Scientific Games will file by amendment to this Current Report on Form 8-K the financial statements required by Item 9.01(a) of Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(b)                                 Pro forma financial information.

Scientific Games will file by amendment to this Current Report on Form 8-K the pro forma financial information required by Item 9.01(b) of Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(d)                                 Exhibits.

2.1

Agreement and Plan of Merger, dated as of August 1, 2014, by and among Scientific Games Corporation, Scientific Games Nevada, Inc., Scientific Games International, Inc. and Bally Technologies, Inc. (incorporated by reference to Exhibit 2.1 of Scientific Games Corporation’s Current Report on Form 8-K filed with the SEC on August 4, 2014).

4.1	Indenture, dated as of November 21, 2014, between SGMS Escrow Corp., as issuer, and Deutsche Bank Trust Company Americas, as trustee, related to the 10.000% Senior Unsecured Notes due 2022.
4.2

Supplemental Indenture, dated as of November 21, 2014, among Scientific Games International, Inc., as issuer, Scientific Games Corporation, as a guarantor, the subsidiary guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee, related to the 10.000% Senior Unsecured Notes due 2022.

4.3

Indenture, dated as of November 21, 2014, between SGMS Escrow Corp., as issuer, and Deutsche Bank Trust Company Americas, as collateral agent and trustee, related to the 7.000% Senior Secured Notes due 2022.

4.4

Supplemental Indenture, dated as of November 21, 2014, among Scientific Games International, Inc., as issuer, Scientific Games Corporation, as a guarantor, the subsidiary guarantors party thereto and Deutsche Bank Trust Company Americas, as collateral agent and trustee, related to the 7.000% Senior Secured Notes due 2022.

4.5

Registration Rights Agreement, dated as of November 21, 2014, among SGMS Escrow Corp. (and, by a joinder agreement, Scientific Games International, Inc., Scientific Games Corporation and the subsidiary guarantors party thereto) and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Deutsche Bank Securities Inc., as representatives for the initial purchasers listed therein, related to the 10.000% Senior Unsecured Notes due 2022.

4.6

Supplemental Indenture, dated as of November 21, 2014, among Scientific Games Corporation, as issuer, the subsidiary guarantors party thereto, Bally Technologies, Inc., Casino Electronics, Inc., Alliance Holding Company, Bally Gaming International, Inc., Bally Gaming, Inc., Bally Gaming GP, LLC, Bally Gaming LP, LLC, Bally Properties East, LLC, Bally Properties West, LLC, Compudigm Services, Inc., SHFL Properties, LLC, Sierra Design Group, Arcade Planet, Inc. and Deutsche Bank Trust Company Americas, as successor trustee, related to the Indenture dated September 22, 2010, by and among Scientific Games Corporation, as issuer, the subsidiary guarantors party thereto and Deutsche Bank Trust Company Americas, as successor trustee.

4.7

Supplemental Indenture, dated as of November 21, 2014, among Scientific Games International, Inc., as issuer, Scientific Games Corporation, as a guarantor, the subsidiary guarantors party thereto, Bally Technologies, Inc., Casino Electronics, Inc., Alliance Holding Company, Bally Gaming International, Inc., Bally Gaming, Inc., Bally Gaming GP, LLC, Bally Gaming LP, LLC, Bally Properties East, LLC, Bally Properties West, LLC, Compudigm Services, Inc., SHFL Properties, LLC, Sierra Design Group, Arcade Planet, Inc. and Deutsche Bank Trust Company Americas, as successor trustee, related to the Indenture dated August 20, 2012, by and among

Scientific Games International, Inc., as issuer, Scientific Games Corporation, as a guarantor, the subsidiary guarantors party thereto and Deutsche Bank Trust Company Americas, as successor trustee.
4.8

Supplemental Indenture, dated as of November 21, 2014, among Scientific Games International, Inc., as issuer, Scientific Games Corporation, as a guarantor, the subsidiary guarantors party thereto, Bally Technologies, Inc., Casino Electronics, Inc., Alliance Holding Company, Bally Gaming International, Inc., Bally Gaming, Inc., Bally Gaming GP, LLC, Bally Gaming LP, LLC, Bally Properties East, LLC, Bally Properties West, LLC, Compudigm Services, Inc., SHFL Properties, LLC, Sierra Design Group, Arcade Planet, Inc. and Deutsche Bank Trust Company Americas, as successor trustee, related to the Indenture dated June 4, 2014, by and among Scientific Games International, Inc., as issuer, Scientific Games Corporation, as a guarantor, the subsidiary guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee.

10.1

Collateral Agreement, dated as of November 21, 2014, among Scientific Games International, Inc., as issuer, Scientific Games Corporation, as guarantor, the subsidiary guarantors party thereto and Deutsche Bank Trust Company Americas, as collateral agent.

99.1	Press release dated November 21, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Scientific Games Corporation

Date: November 25, 2014
	By:	/s/ Jack B. Sarno
		Name:	Jack B. Sarno
		Title:	Vice President — Worldwide Legal Affairs and Corporate Secretary

EXHIBIT INDEX

2.1

Agreement and Plan of Merger, dated as of August 1, 2014, by and among Scientific Games Corporation, Scientific Games Nevada, Inc., Scientific Games International, Inc. and Bally Technologies, Inc. (incorporated by reference to Exhibit 2.1 of Scientific Games Corporation’s Current Report on Form 8-K filed with the SEC on August 4, 2014).

4.1	Indenture, dated as of November 21, 2014, between SGMS Escrow Corp., as issuer, and Deutsche Bank Trust Company Americas, as trustee, related to the 10.000% Senior Unsecured Notes due 2022.
4.2

Supplemental Indenture, dated as of November 21, 2014, among Scientific Games International, Inc., as issuer, Scientific Games Corporation, as a guarantor, the subsidiary guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee, related to the 10.000% Senior Unsecured Notes due 2022.

4.3

Indenture, dated as of November 21, 2014, between SGMS Escrow Corp., as issuer, and Deutsche Bank Trust Company Americas, as collateral agent and trustee, related to the 7.000% Senior Secured Notes due 2022.

4.4

Supplemental Indenture, dated as of November 21, 2014, among Scientific Games International, Inc., as issuer, Scientific Games Corporation, as a guarantor, the subsidiary guarantors party thereto and Deutsche Bank Trust Company Americas, as collateral agent and trustee, related to the 7.000% Senior Secured Notes due 2022.

4.5

Registration Rights Agreement, dated as of November 21, 2014, among SGMS Escrow Corp. (and, by a joinder agreement, Scientific Games International, Inc., Scientific Games Corporation and the subsidiary guarantors party thereto) and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Deutsche Bank Securities Inc., as representatives for the initial purchasers listed therein, related to the 10.000% Senior Unsecured Notes due 2022.

4.6

Supplemental Indenture, dated as of November 21, 2014, among Scientific Games Corporation, as issuer, the subsidiary guarantors party thereto, Bally Technologies, Inc., Casino Electronics, Inc., Alliance Holding Company, Bally Gaming International, Inc., Bally Gaming, Inc., Bally Gaming GP, LLC, Bally Gaming LP, LLC, Bally Properties East, LLC, Bally Properties West, LLC, Compudigm Services, Inc., SHFL Properties, LLC, Sierra Design Group, Arcade Planet, Inc. and Deutsche Bank Trust Company Americas, as successor trustee, related to the Indenture dated September 22, 2010, by and among Scientific Games Corporation, as issuer, the subsidiary guarantors party thereto and Deutsche Bank Trust Company Americas, as successor trustee.

4.7

Supplemental Indenture, dated as of November 21, 2014, among Scientific Games International, Inc., as issuer, Scientific Games Corporation, as a guarantor, the subsidiary guarantors party thereto, Bally Technologies, Inc., Casino Electronics, Inc., Alliance Holding Company, Bally Gaming International, Inc., Bally Gaming, Inc., Bally Gaming GP, LLC, Bally Gaming LP, LLC, Bally Properties East, LLC, Bally Properties West, LLC, Compudigm Services, Inc., SHFL Properties, LLC, Sierra Design Group, Arcade Planet, Inc. and Deutsche Bank Trust Company Americas, as successor trustee, related to the Indenture dated August 20, 2012, by and among Scientific Games International, Inc., as issuer, Scientific Games Corporation, as a guarantor, the subsidiary guarantors party thereto and Deutsche Bank Trust Company Americas, as successor trustee.

4.8

Supplemental Indenture, dated as of November 21, 2014, among Scientific Games International, Inc., as issuer, Scientific Games Corporation, as a guarantor, the subsidiary guarantors party thereto, Bally Technologies, Inc., Casino Electronics, Inc., Alliance Holding Company, Bally Gaming International, Inc., Bally Gaming, Inc., Bally Gaming GP, LLC, Bally Gaming LP, LLC, Bally Properties East, LLC, Bally Properties West, LLC, Compudigm Services, Inc., SHFL Properties, LLC, Sierra Design Group, Arcade Planet, Inc. and Deutsche Bank Trust Company Americas, as successor trustee, related to the Indenture dated June 4, 2014, by and among Scientific Games International, Inc., as issuer, Scientific Games Corporation, as a guarantor, the subsidiary guarantors party thereto and Deutsche

Bank Trust Company Americas, as trustee.
10.1

Collateral Agreement, dated as of November 21, 2014, among Scientific Games International, Inc., as issuer, Scientific Games Corporation, as guarantor, the subsidiary guarantors party thereto and Deutsche Bank Trust Company Americas, as collateral agent.

99.1	Press release dated November 21, 2014.